UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08044

Morgan Stanley High Yield Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Annual Report

December 31, 2007

Morgan Stanley

High Yield Fund, Inc.

Morgan Stanley

Investment Management Inc.
Investment Adviser

Morgan Stanley High Yield Fund, Inc.

Letter to Stockholders	Overview (unaudited)

Performance

For the year ended December 31, 2007, the Morgan Stanley High Yield Fund, Inc. (the “Fund”) had total returns, based on net asset value and market value per share (including reinvestment of distributions), of 4.94%, net of fees, and 4.51%, respectively, compared to its benchmark, the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index (the “Index”) which returned 2.26%. On December 31, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $5.75, representing a 11.7% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  As we entered 2007, valuations in the high-yield market were extended and as the months progressed spreads tightened further, reaching the tightest levels in over 20 years by the end of May. In short, the market went from overpriced to extremely overpriced, despite the continued extensive supply of high-yield debt to finance a glut of leveraged buyouts (LBOs) in the first half of the year.

•                  The market environment changed dramatically around mid-year, however, as the spillover effect of the subprime mortgage crisis led to a contraction in liquidity and credit, and significant market volatility. Investors grew increasingly concerned about the potential impact on the broader markets and the economy, and a flight to quality ensued that drove credit spreads considerably wider. As a result, Treasuries outperformed all other sectors of the fixed-income market for the one-year period.

•                  In an effort to inject liquidity, the Federal Reserve cut both the discount and the target federal funds rates in both October and December, bringing those rates to 4.75 percent and 4.25 percent, respectively, as of year end. While these moves did help to bring some temporary stability to the markets, conditions still remained quite difficult and the risk-averse tone of the market prevailed.

•                  Various fundamental factors were supportive of the high-yield market throughout the year, including low default rates, moderate economic growth, and relatively low Treasury yields. That said, in the second half of the year, the growing probability of recession, concerns of higher default rates in 2008, the liquidity crunch, and the inability to finance many of the LBOs that occurred early in the year hindered high-yield performance.

•                  The Fund’s credit quality profile had the greatest positive impact on performance during the reporting period. We maintained an average credit quality for the Fund of B+ or BB throughout the year, which is above that of the overall high-yield market, and underweighted the lowest-rated, riskiest segments of the market. This positioning was beneficial to performance as the lower rated segments of the market turned in the lowest returns for the one-year period.

•                  The Fund’s yield curve positioning was also beneficial. In April, we adjusted that positioning to benefit from a steepening curve. We implemented this by underweighting longer-dated issues and overweighting intermediate-dated issues. This positioning was additive to performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer. Security selection in the financials sector, however, hindered relative performance.

Management Strategies

•                  We continued to seek to maintain a balanced and well-diversified portfolio, while allowing for strategic overweights in securities and sectors with the most attractive risk profiles. In terms of issuer size, we focused on larger companies because of their financial flexibility, their ability to withstand less favorable financial conditions, and their superior access to capital markets.

•                  We increased the Fund’s exposure to the gaming/leisure, healthcare, and food and drug sectors during the year, while decreasing exposure to transportation, aerospace and defense, and consumer products.

•                  At year end, the Fund’s major sector overweights included energy, food and tobacco, and healthcare. Key sector underweights included telecom, utilities, media and cable.

Morgan Stanley High Yield Fund, Inc.

Letter to Stockholders (cont’d)	Overview (unaudited)

Management Strategies (cont’d)

•                  We continued our long-standing defensive positioning for the Fund. Given the rising risk of recession, we believe it is prudent to remain defensive as we enter 2008. We will continue to look for opportunities in the market that represent good value and depending upon market conditions, may consider moving the portfolio toward a less defensive overall positioning.

Sincerely,

Ronald E. Robison
President and Principal Executive Officer	January 2008

Morgan Stanley High Yield Fund, Inc.
Portfolio of Investments
(Showing Percentage of Total Value of Investments)	December 31, 2007

		Face
		Amount	Value
		(000)	(000)
CORPORATE BONDS AND NOTES (92.4%)
Aerospace (0.8%)
Hexcel Corp.,
6.75%, 2/1/15		$680	$670
Asset Backed Corporate (5.8%)
Banc of America Commercial Mortgage, Inc.,
5.41%, 9/10/47		350	353
5.66%, 6/10/49		(b)600	614
5.75%, 2/10/51		(b)450	465
Bear Stearns Commercial Mortgage Securities, Inc.,
5.69%, 6/11/50		(b)350	358
Citigroup Commercial Mortgage Trust,
5.43%, 10/15/49		350	353
5.70%, 12/10/49		(b)375	386
Commercial Mortgage Pass Through Certificates,
5.82%, 12/10/49		(b)375	389
GS Mortgage Securities Corp. II,
5.80%, 8/10/45		(b)425	440
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.75%, 2/12/49		(b)450	464
5.82%, 6/15/49		(b)425	441
LB-UBS Comercial Mortgage Trust,
5.86%, 7/15/40		(b)375	389
Wachovia Bank Commercial Mortgage Trust,
5.74%, 6/15/49		(b)350	360
			5,012
Broadcasting (0.8%)
LIN Television Corp.,
6.50%, 5/15/13		460	436
Univision Communications, Inc., PIK,
9.75%, 3/15/15		(a)300	274
			710
Cable (4.5%)
Cablevision Systems Corp.,
9.64%, 4/1/09		(b)775	788
Charter Communications Holdings I, LLC,
11.00%, 10/1/15		301	247
Charter Communications Holdings II, LLC,
10.25%, 9/15/10		215	212
Echostar DBS Corp.,
5.75%, 10/1/08		300	300
6.63%, 10/1/14		715	713
Intelsat Bermuda Ltd.,
8.89%, 1/15/15	$	(b)130	$131
Intelsat Subsidiary Holding Co., Ltd.,
8.25%, 1/15/13		55	56
8.63%, 1/15/15		545	550
NTL Cable plc,
8.75%, 4/15/14		90	90
9.13%, 8/15/16		100	99
PanAmSat Corp.,
9.00%, 8/15/14		621	627
			3,813
Chemicals (4.6%)
Berry Plastics Holding Corp.,
8.88%, 9/15/14		670	640
10.25%, 3/1/16		405	356
Innophos Holdings, Inc.,
9.50%, 4/15/12		(a)260	256
Innophos, Inc.,
8.88%, 8/15/14		150	150
Koppers Holdings, Inc.,
Zero Coupon, 11/15/14		(d)355	300
Koppers, Inc.,
9.88%, 10/15/13		250	265
Nalco Co.,
7.75%, 11/15/11		(c)345	351
8.88%, 11/15/13		550	576
Rockwood Specialties Group, Inc.,
7.63%, 11/15/14	EUR	150	216
Terra Capital, Inc.,
7.00%, 2/1/17		$455	447
Westlake Chemical Corp.,
6.63%, 1/15/16		455	432
			3,989
Consumer Products (1.0%)
Jarden Corp.,
7.50%, 5/1/17		600	519
Oxford Industries, Inc.,
8.88%, 6/1/11		345	345
			864
Diversified Media (3.1%)
CanWest Media Works, Inc.,
8.00%, 9/15/12		864	820
Dex Media West LLC/Dex Media Finance Co.,
9.88%, 8/15/13		415	432
Idearc, Inc.,
8.00%, 11/15/16		670	618

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.
Portfolio of Investments (cont’d)
(Showing Percentage of Total Value of Investments)	December 31, 2007

		Face
		Amount	Value
		(000)	(000)
Diversified Media (cont’d)
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14		$315	$269
Valassis Communications, Inc.,
8.25%, 3/1/15		600	538
			2,677
Energy (9.0%)
Chaparral Energy, Inc.,
8.50%, 12/1/15		755	683
8.88%, 2/1/17		(a)100	91
CHC Helicopter Corp.,
7.38%, 5/1/14		960	912
Chesapeake Energy Corp.,
7.50%, 9/15/13		720	740
7.63%, 7/15/13		(c)135	140
Cie Generale de Geophysique S.A.,
7.50%, 5/15/15		345	351
Cimarex Energy Co.,
7.13%, 5/1/17		140	138
Helix Energy Solutions Group, Inc.,
9.50%, 1/15/16		(a)465	476
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15		(a)980	968
Husky Oil Co.,
8.90%, 8/15/28		(b)(c)855	866
Kinder Morgan, Inc.,
6.50%, 9/1/12		680	679
Massey Energy Co.,
6.88%, 12/15/13		855	810
OPTI Canada, Inc.,
8.25%, 12/15/14		(a)380	378
Pacific Energy Partners LP/ Pacific Energy Finance Corp.,
7.13%, 6/15/14		450	469
			7,701
Financials (0.9%)
Capmark Financial Group, Inc.,
5.88%, 5/10/12		(a)125	99
6.30%, 5/10/17		(a)55	41
UCAR Finance, Inc.,
10.25%, 2/15/12		320	331
Washington Mutual Preferred Funding Trust II,
9.75%		(a)(b)(e)400	321
			792
Food & Drug (2.6%)
CA FM Lease Trust,
8.50%, 7/15/17
Delhaize America, Inc.,	$	(a)471	$523
9.00%, 4/15/31		305	354
Rite Aid Corp.,
8.13%, 5/1/10		750	739
SUPERVALU, Inc.,
7.50%, 5/15/12 - 11/15/14		565	585
			2,201
Food & Tobacco (3.1%)
Constellations Brands, Inc.,
7.25%, 5/15/17		(a)360	335
Michael Foods, Inc.,
8.00%, 11/15/13		405	403
Pilgrim’s Pride Corp.,
7.63%, 5/1/15		880	869
Reynolds American, Inc.,
6.50%, 7/15/10		440	452
Smithfield Foods, Inc.,
7.00%, 8/1/11		615	609
			2,668
Forest Products (5.1%)
Crown Americas LLC/Crown Americas Capital Corp.,
7.63%, 11/15/13		335	344
Crown European Holdings S.A.,
6.25%, 9/1/11	EUR	245	351
Georgia-Pacific LLC,
7.13%, 1/15/17	$	(a)520	508
Graham Packaging Co., Inc.,
9.88%, 10/15/14		(c)830	768
Graphic Packaging International Corp.,
9.50%, 8/15/13		(c)670	665
Owens-Brockway Glass Container, Inc.,
8.25%, 5/15/13		(c)1,175	1,225
Owens-Illinois, Inc.,
7.35%, 5/15/08		360	362
P.H. Glatfelter Co.,
7.13%, 5/1/16		145	144
			4,367
Gaming & Leisure (5.6%)
Caesar’s Entertainment, Inc.,
8.88%, 9/15/08		250	260
Host Marriott, LP REIT,
6.38%, 3/15/15		250	245

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley High Yield Fund, Inc.
Portfolio of Investments (cont’d)
(Showing Percentage of Total Value of Investments)	December 31, 2007

		Face
		Amount	Value
		(000)	(000)
Gaming & Leisure (cont’d)
7.13%, 11/1/13		$450	$456
Isle of Capri Casinos, Inc.,
7.00%, 3/1/14		985	813
Las Vegas Sands Corp.,
6.38%, 2/15/15		520	491
MGM Mirage,
6.00%, 10/1/09		(c)1,565	1,565
Station Casinos, Inc.,
6.00%, 4/1/12		885	792
7.75%, 8/15/16		225	204
			4,826
Health Care (10.3%)
Community Health Systems, Inc.,
8.88%, 7/15/15		440	451
DaVita, Inc.,
6.63%, 3/15/13		(c)1,115	1,115
Fisher Scientific International, Inc.,
6.13%, 7/1/15		895	890
FMC Finance III S.A.,
6.88%, 7/15/17		(a)610	613
Fresenius Medical Care Capital Trust II,
7.88%, 2/1/08		935	937
Fresenius Medical Care Capital Trust IV,
7.88%, 6/15/11		(c)440	458
HCA, Inc.,
5.75%, 3/15/14		200	167
6.25%, 2/15/13		390	343
8.70%, 2/10/10		265	267
8.75%, 9/1/10		685	694
9.13%, 11/15/14		185	193
Invacare Corp.,
9.75%, 2/15/15		100	102
National Mentor Holdings, Inc.,
11.25%, 7/1/14		370	383
Omnicare, Inc.,
6.75%, 12/15/13		495	468
6.88%, 12/15/15		395	369
Sun Healthcare Group, Inc.,
9.13%, 4/15/15		330	334
Tenet Healthcare Corp.,
7.38%, 2/1/13		500	440
9.88%, 7/1/14		225	215
Warner Chilcott Corp.,
8.75%, 2/1/15		395	409
			8,848
Housing (2.0%)
Goodman Global Holdings, Inc.,
7.99%, 6/15/12	$	(b)122	$122
Interface, Inc.,
9.50%, 2/1/14		535	562
10.38%, 2/1/10		165	173
Nortek, Inc.,
8.50%, 9/1/14		(c)755	608
Pulte Homes, Inc.,
6.38%, 5/15/33		70	53
Realogy Corp.,
10.50%, 4/15/14		(a)225	169
			1,687
Information Technology (2.8%)
Freescale Semiconductor, Inc.,
8.88%, 12/15/14		(c)670	601
Iron Mountain, Inc.,
7.75%, 1/15/15		375	383
8.63%, 4/1/13		(c)505	514
Nortel Networks Corp. (Convertible),
4.25%, 9/1/08		206	203
SunGard Data Systems, Inc.,
9.13%, 8/15/13		445	455
Vangent, Inc.,
9.63%, 2/15/15		(a)330	286
			2,442
Manufacturing (2.3%)
Baldor Electric Co.,
8.63%, 2/15/17		205	212
Johnsondiversey, Inc.,
9.63%, 5/15/12		511	525
9.63%, 5/15/12	EUR	235	347
Propex Fabrics, Inc.,
10.00%, 12/1/12		$470	214
RBS Global, Inc. & Rexnord Corp.,
9.50%, 8/1/14		715	711
			2,009
Metals (2.0%)
Foundation PA Coal Co.,
7.25%, 8/1/14		170	169
Freeport-McMoran Copper & Gold, Inc.,
8.38%, 4/1/17		605	650

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.
Portfolio of Investments (cont’d)
(Showing Percentage of Total Value of Investments)	December 31, 2007

		Face
		Amount	Value
		(000)	(000)
Metals (cont’d)
Novelis, Inc.,
7.25%, 2/15/15		$925	$874
			1,693
Mortgages — Other (2.3%)
American Home Mortgage Assets,
5.17%, 6/25/47		(b)264	213
5.18%, 10/25/46		(b)245	200
Countrywide Alternative Loan Trust,
5.23%, 3/20/47		(b)281	231
5.83%, 2/25/36		(b)199	168
5.95%, 1/25/36		(b)450	225
Harborview Mortgage Loan Trust,
5.67%, 1/19/36		(b)418	330
Luminent Mortgage Trust,
5.23%, 7/25/36		(b)373	288
Residential Accredit Loans, Inc.,
5.61%, 1/25/46		(b)348	279
			1,934
Retail (1.4%)
Brown Shoe Co., Inc.,
8.75%, 5/1/12		(c)510	523
Phillips-Van Heusen Corp.,
7.25%, 2/15/11		655	662
			1,185
Service (1.7%)
Allied Waste North America, Inc.,
5.75%, 2/15/11		(a)475	468
6.38%, 4/15/11		635	632
Aramark Corp.,
8.41%, 2/1/15		(b)35	34
8.50%, 2/1/15		135	138
Aramark Services, Corp.,
5.00%, 6/1/12		250	216
			1,488
Telecommunications (3.0%)
Axtel SAB de C.V.,
11.00%, 12/15/13		607	662
Citizens Communications Co.,
6.25%, 1/15/13		(c)230	224
Exodus Communications, Inc.,
11.63%, 7/15/10		(f)(g)(i)1,068	—
Nordic Telephone Co. Holdings A.p.S.,
8.88%, 5/1/16		(a)175	180
Qwest Communications International, Inc.,
8.37%, 2/15/09	$	(b)335	$337
Qwest Corp.,
5.63%, 11/15/08		115	115
Rhythms NetConnections, Inc.,
13.88%, 5/15/08		(f)(g)(i)2,591	—
14.00%, 2/15/10		(f)(g)(i)1,476	—
TDC A/S,
6.50%, 4/19/12	EUR	195	279
Wind Acquisition Finance S.A.,
10.75%, 12/1/15	$	(a)495	542
Windstream Corp.,
8.13%, 8/1/13		210	218
			2,557
Transportation (7.6%)
ArvinMeritor, Inc.,
8.75%, 3/1/12		655	614
Asbury Automotive Group, Inc.,
7.63%, 3/15/17		235	209
Ford Motor Credit Co., LLC,
5.80%, 1/12/09		565	536
7.00%, 10/1/13		(c)855	715
7.25%, 10/25/11		610	529
General Motors Acceptance Corp., LLC,
6.88%, 9/15/11		(c)1,310	1,122
General Motors Corp.,
7.13%, 7/15/13		445	387
8.38%, 7/15/33		315	255
Petro Stopping Centers LP/Petro Financial Corp.,
9.00%, 2/15/12		710	744
Sonic Automotive, Inc.,
8.63%, 8/15/13		1,055	1,031
United Auto Group, Inc.,
7.75%, 12/15/16		425	400
			6,542
Utilities (8.9%)
AES Corp. (The),
7.75%, 3/1/14		160	162
8.88%, 2/15/11		59	62
9.38%, 9/15/10		88	93
Colorado Interstate Gas Co.,
6.80%, 11/15/15		1,185	1,239
Dynegy Holdings, Inc.,
7.75%, 6/1/19		(c)475	441
Intergen N.V.,
9.00%, 6/30/17		(a)535	566

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley High Yield Fund, Inc.
Portfolio of Investments (cont’d)
(Showing Percentage of Total Value of Investments)	December 31, 2007

		Face
		Amount	Value
		(000)	(000)
Utilities (cont’d)
Ipalco Enterprises, Inc.,
8.38%, 11/14/08		$360	$368
8.63%, 11/14/11		165	173
Nevada Power Co.,
8.25%, 6/1/11		355	387
NRG Energy, Inc.,
7.38%, 1/15/17		470	459
Ormat Funding Corp.,
8.25%, 12/30/20		681	684
PSEG Energy Holdings LLC,
8.63%, 2/15/08		(c)532	536
Reliant Energy, Inc.,
7.88%, 6/15/17		450	448
Sierra Pacific Power Co.,
6.25%, 4/15/12		180	186
TXU Energy Co., LLC,
10.25%, 11/1/15		(a)800	796
Williams Cos., Inc.,
7.88%, 9/1/21		955	1,064
			7,664
Wireless Communications (1.2%)
American Tower Corp.,
7.13%, 10/15/12		330	341
7.50%, 5/1/12		(c)680	704
			1,045
TOTAL CORPORATE BONDS AND NOTES (Cost $84,894)			79,384
BANK LOANS (1.0%) (l)
Energy (0.5%)
Sandridge Energy,
8.63%, 4/1/15		415	414
Information Technology (0.5%)
First Data Corp.,
7.96%, 9/24/14		460	438
TOTAL BANK LOANS (Cost $862)			852
GOVERNMENT BONDS (3.0%)
Sovereign (3.0%)
Mexico (0.4%)
Mexican Bonos,
9.50%, 12/18/14	MXN	3,510	346
United States (2.6%)
U.S. Treasury Bond,
4.50%, 2/15/36		$2,250	$2,262
TOTAL GOVERNMENT BONDS (Cost $2,539)			2,608
		Shares
COMMON STOCKS (0.0%)
Telecommunications (0.0%)
Viatel Holding Bermuda Ltd.		(h)1,105	@—
XO Holdings, Inc.		(h)969	2
			2
Utilities (0.0%)
PNM Resources, Inc.		178	4
TOTAL COMMON STOCKS (Cost $1,954)			6
		No.of
		Warrants
WARRANTS (0.0%)
Telecommunications (0.0%)
XO Holdings, Inc., Series A, expiring 1/16/10		(h)1,939	1
XO Holdings, Inc., Series B, expiring 1/16/10		(h)1,455	@—
XO Holdings, Inc., Series C, expiring 1/16/10		(h)1,455	@—
TOTAL WARRANTS (Cost $@—)			1
		Shares
SHORT-TERM INVESTMENTS (3.5%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class		(j)2,781,391	2,781

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.
Portfolio of Investments (cont’d)
(Showing Percentage of Total Value of Investments)	December 31, 2007

	Face
	Amount	Value
	(000)	(000)
U.S. Treasury Security (0.3%)
U.S. Treasury Bill 1.98%, 1/10/08	$ (k)240	$240
TOTAL SHORT-TERM INVESTMENTS (Cost $3,021)		3,021
TOTAL INVESTMENTS (100%) (Cost $93,270)		85,872
LIABILITIES IN EXCESS OF OTHER ASSETS		(9,754)
NET ASSETS		$76,118

(a)	144A Security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2007.

(c)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2007. See note A-3 within the Notes to Financial Statements.

(d)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(e)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest rate shown is the rate in effect at December 31, 2007.

(f)	Issuer is in default.

(g)	Security has been deemed illiquid at December 31, 2007.

(h)	Non-income producing security.

(i)	Security was valued at fair value — At December 31, 2007, the Fund held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.

(j)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(k)	Rate shown is the Yield to Maturity at December 31, 2007.

(l)

Remaining maturities of bank loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such payments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Bank loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

@	Value is less than $500.

EUR	Euro

MXN	Mexican Peso

PIK	Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
To				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	832	$1,217	1/31/08	USD	1,201	$ 1,201	$(16)

USD        United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. 2 Year Treasury Note	34	$7,149	Mar-08	$ 3
U.S. 5 Year Treasury Note	31	3,419	Mar-08	7
Short:
U.S. 10 Year Treasury Note	47	5,329	Mar-08	(23)
U.S. 10 Year Swap Future	6	663	Mar-08	(7)
U.S. Treasury Long Bond	106	12,336	Mar-08	(12)
				$(32)

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley High Yield Fund, Inc.
Portfolio of Investments (cont’d)
(Showing Percentage of Total Value of Investments)	December 31, 2007

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)

Lehman Brothers
Dow Jones CDX North America High Yield Index, Series 9	Sell	$ 2,790	3.75%	12/20/12	$ 60
Qwest Capital Funding	Sell	210	3.25	12/20/12	(1)
					$ 59

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

					Notional	Unrealized Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Deutsche Bank AG	3 Month LIBOR	Pay	5.03%	10/25/17	$12,000	$350
JPMorgan Chase	3 Month LIBOR	Pay	5.43	8/20/17	1,660	124
	3 Month LIBOR	Pay	5.36	8/24/17	5,700	393
						$867

LIBOR  London Inter Bank Offer Rate

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $90,489)	$83,091
Investment in Security of Affiliated Issuer, at Value (Cost $2,781)	2,781
Total Investments in Securities, at Value (Cost $93,270)	85,872
Cash	@—
Interest Receivable	1,574
Unrealized Appreciation on Swap Agreements	927
Foreign Currency, at Value (Cost $@—)	@—
Receivable from Affiliate	@—
Other Assets	2
Total Assets	88,375
Liabilities:
Payable For:
Reverse Repurchase Agreements	9,887
Dividends Declared	1,136
Due to Broker	1,109
Investment Advisory Fees	46
Directors’ Fees and Expenses	5
Administration Fees	3
Custodian Fees	2
Unrealized Depreciation on Foreign Exchange Contracts	16
Unrealized Depreciation on Swap Agreements	1
Other Liabilities	52
Total Liabilities	12,257
Net Assets
Applicable to 11,690,718, Issued and Outstanding $0.01
Par Value Shares (100,000,000 Shares Authorized)	$76,118
Net Asset Value Per Share	$6.51
Net Assets Consist of:
Common Stock	$117
Paid-in Capital	155,982
Undistributed (Distributions in Excess of) Net Investment Income	(244)
Accumulated Net Realized Gain (Loss)	(73,115)
Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Exchange Contracts and Translations	(6,622)
Net Assets	$76,118

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statement of Operations	Year Ended December 31, 2007 (000)

Investment Income
Interest from Securities of Unaffiliated Issuers	$6,708
Dividends from Security of Affiliated Issuer	224
Dividends from Securities of Unaffiliated Issuers	@—
Total Investment Income	6,932
Expenses
Investment Advisory Fees (Note B)	549
Administration Fees (Note C)	63
Professional Fees	59
Stockholder Reporting Expenses	25
Stockholder Servicing Agent Fees	20
Custodian Fees (Note D)	9
Directors’ Fees and Expenses	2
Other Expenses	28
Expenses Before Interest Expense and Bank Overdraft Expense	755
Interest Expense on Reverse Repurchase Agreements	559
Bank Overdraft Expense	1
Total Expenses	1,315
Waiver of Administration Fees (Note C)	(20)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(4)
Expense Offset (Note D)	(1)
Net Expenses	1,290
Net Investment Income	5,642
Net Realized Gain (Loss) on:
Investments	(251)
Foreign Currency Transactions	(20)
Futures Contracts	(215)
Swap Agreements	109
Net Realized Gain (Loss)	(377)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,186)
Swap Agreements	926
Foreign Currency Translations	130
Futures Contracts	(32)
Change in Unrealized Appreciation (Depreciation)	(2,162)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(2,539)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,103

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$5,642	$5,315
Net Realized Loss	(377)	(254)
Change in Unrealized Appreciation (Depreciation)	(2,162)	1,474
Net Increase (Decrease) in Net Assets Resulting from Operations	3,103	6,535
Distributions from and/or in Excess of:
Net Investment Income	(5,465)	(5,436)
Capital Share Transactions:
Repurchase of Shares (9,730 shares in 2007)	(56)	—
Total Increase (Decrease)	(2,418)	(1,099)
Net Assets:
Beginning of Period	78,536	77,437
End of Period (Including Undistributed (Distributions in Excess of) Net
Investment Income of $(244) and $(444), respectively)	$76,118	$78,536

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statement of Cash Flows	Year Ended December 31, 2007 (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$31,188
Purchases of Long-Term Investments	(34,348)
Net (Increase) Decrease in Short-Term Investments	3,305
Net Increase (Decrease) in Foreign Currency Holdings	9
Net Realized Gain (Loss) on Foreign Currency Transactions	(20)
Net Realized Gain (Loss) on Futures Contracts	(215)
Net Realized Gain (Loss) on Swap Agreements	109
Net Investment Income	5,642
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	105
Net Increase (Decrease) in Payables Related to Operations	66
Accretion/Amortization of Discounts and Premiums	(1)
Net Cash Provided (Used) by Operating Activities	5,840
Cash Flows from Financing Activities:
Cash Received for Reverse Repurchase Agreements	27,332
Cash Paid for Repurchase Agreements	(27,680)
Payment on Fund Shares Repurchased	(56)
Cash Distributions Paid	(5,436)
Net Cash Provided (Used) for Financing Activities	(5,840)
Net Increase (Decrease) in Cash	—
Cash at Beginning of Period	@—
Cash at End of Period	$ @—

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$473

@   Amount is less than $500.

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Year Ended December 31,
	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$6.71		$6.62	$7.14	$6.96	$5.46
Net Investment Income†	0.48		0.45	0.55	0.64	0.67
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)		0.10	(0.55)	0.21	1.40
Total from Investment Operations	0.27		0.55	0.00	0.85	2.07
Distributions from and/or in Excess of: Net Investment Income	(0.47)		(0.46)	(0.52)	(0.67)	(0.57)
Anti-Dilutive Effect of Share Repurchase Program	0.00	#	—	—	—	—
Net Asset Value, End of Period	$6.51		$6.71	$6.62	$7.14	$6.96
Per Share Market Value, End of Period	$5.75		$5.96	$5.67	$6.51	$6.55
TOTAL INVESTMENT RETURN:
Market Value	4.51%		13.81%	(5.36)%	10.27%	33.13%
Net Asset Value (1)	4.94%		9.91%	0.74%	13.82%	39.29%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$76,118		$78,536	$77,437	$83,492	$81,402
Ratio of Expenses to Average Net Assets(2)	1.64	%+	2.02%	2.17%	1.45%	1.50%
Ratio of Expenses Excluding Interest Expense and Bank Overdraft Expense to Average Net Assets(2)	0.93	%+	1.00%	1.00%	1.00%	1.05%
Ratio of Net Investment Income to Average Net Assets	7.19	%+	6.83%	7.99%	9.14%	10.57%
Portfolio Turnover Rate	38%		34%	56%	55%	68%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.67	%+	2.05%	2.20%	1.45%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	7.16	%+	6.80%	7.96%	9.14%	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
#	Amount is less than $0.005 per share.
+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Port-folio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	15

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements	December 31, 2007

The Morgan Stanley High Yield Fund, Inc. (the “Fund”) was incorporated on September 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to seek a high level of current income and as a secondary objective, to seek capital appreciation. The Fund seeks to achieve these ojectives through investments primarily in high yield securities.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions  in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent  that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At December 31, 2007, the Fund did not have any outstanding repurchase agreements.

3.              Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At December 31, 2007, the Fund had a reverse repurchase agreement outstanding with UBS Warburg as follows:

Maturity in less than 365 Days
Value of Securities Subject to Repurchase	$11,875,000
Liability Under Reverse Repurchase Agreement	$ 9,887,000
Weighted Average Days to Maturity	108.71

The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2007 was approximately $9,834,000 at a weighted average weekly interest rate of 6.04%.

4.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5.              Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Cross Currency Hedges: The Fund may enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

the Fund’s securities are not denominated. At December 31, 2007, the Fund did not have any outstanding cross currency hedges.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2007, the Fund did not have any outstanding foreign currency exchange contracts.

Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Futures: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Swap Agreements: The Fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets & Liabilities. The following summarizes swaps entered into by the Fund:

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps in the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Fund amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded in the Statement of Operations as an adjustment to interest income. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligtion, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain/loss reported in the Statement of Assets & Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statement of Assets & Liabilities.

6.              New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends).

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

B.            Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund’s average weekly net assets.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Effective July 1, 2007 the Administration Agreement has been amended to 0.08% of the Fund’s average weekly net assets. Prior to July 1, 2007, under the Administration Agreement, the administration fee was 0.08% of the Fund’s average daily net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2007, approximately $20,000 of administration fees were waived pursuant to this arrangement. Under a sub- administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These Custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 were as follows:

2007 Distributions		2006 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$5,465	$ —	$5,315	$ —

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown reclass and excess distribution, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$ 23	$19	$(42)

At December 31, 2007, the Fund had no distributable earnings on a tax basis.

At December 31, 2007, the Federal income tax cost basis of securities was approximately $93,349,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $7,477,000 of which $1,103,000 related to appreciated securities and $8,580,000 related to depreciated securities.

At December 31, 2007, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $71,737,000 available to offset future capital gains of which $4,163,000 will expire on December 31, 2008, $4,214,000 will expire on December 31, 2009, $24,375,000 will expire on December 31, 2010, $38,087,000 will expire on December 31, 2011, $241,000 will expire on December 31, 2012 and $657,000 will expire on December 31, 2014. During the year ended December 31, 2007, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $769,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 2, 2008, for U.S. Federal income tax purposes, post- October capital and currency losses of approximately $1,204,000 and $30,000, respectively.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open- end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $4,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006	Purchases at Cost	Sales Proceeds	Dividend Income	Market Value December 31, 2007
(000)	(000)	(000)	(000)	(000)
$—	$31,747	$28,966	$224	$2,781

During the year ended December 31, 2007, the Fund made purchases and sales totaling approximately $31,776,000 and $30,314,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. For the year ended December 31, 2007, purchases and sales of long-term U.S. Government securities were approximately $2,572,000 and $400,000, respectively.

H.    Other: A substantial portion of the Fund’s total investments consists of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Assets and Liabilities and the differences could be material.

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

time of the purchase. During the year ended December 31, 2007, the Fund repurchased 9,730 of its shares at an average discount of 13.96% from net asset value per share. Since the inception of the program, the Fund has repurchased 9,730 of its shares at an average discount of 13.96% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors

On July 1, 2007, the Stockholder Servicing Agent changed from American Stock Transfer & Trust Company to Computershare Trust Company, N.A. Requests for information or any correspondence concerning the Dividend Reinvestment and Cash Purchase Plan after July 1, 2007 should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010, 1 (800) 231-2608.

On December 14, 2007, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.0972 per share, derived from net investment income, payable on January 7, 2008, to stockholders of record on December 21, 2007.

I.      Supplemental Proxy Information (unaudited): On June 19, 2007, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold

Frank L. Bowman	9,506,121	231,912
James F. Higgins	9,506,764	231,269
Manuel H. Johnson	9,505,464	232,569

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2007.

0.40% of the Fund’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

In January, the Fund provides tax information to stockholders for the preceding calendar year.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters   on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549- 0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/ msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Morgan Stanley High Yield Fund, Inc.

Notes to Financial Statements (cont’d)	December 31, 2007

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley High Yield Fund, Inc.

Report of Independent Registered Public Accounting Firm	December 31, 2007

To the Stockholders and Board of Directors of
Morgan Stanley High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley High Yield Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley High Yield Fund, Inc. at December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2008

Morgan Stanley High Yield Fund, Inc.

Change in Portfolio Manager (unaudited)	December 31, 2007

As of the date of this report, the Fund is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Henry Choi and Steven K. Kreider, each a Managing Director of the Investment Adviser.

Mr. Choi has been associated with the Investment Adviser in an investment management capacity and began managing the Fund since December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006-October 2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003-April 2005) and prior to that, he was an analyst at Amaranth Advisors (April 2002-April 2003). Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Fund in June 2007.

Mr. Choi is the lead portfolio manager of the Fund. All team members are responsible for the execution of the overall strategy of the Fund.

The composition of the team may change from time to time.

Revised Investment Policy (unaudited)

The Board of Directors approved changes/clarifications in the investment policies discussed below.

The Fund invests at least 80% of its assets in high yield securities issued by U.S. and non-U.S. corporate issuers.

Bank Loans. The Fund may invest up to 20% of its assets in public bank loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s Investors Service (“Moody’s”) BBB or higher by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”)) or below investment grade (below Baa by Moody’s or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Morgan Stanley High Yield Fund, Inc.

Revised Investment Policy (cont’d)	December 31, 2007

Foreign Issuers. The Fund may invest in securities of foreign issuers, including issuers located in emerging market countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Fund will limit its investments in any non-U.S. dollar denominated securities to 30%.

The Board of Directors approved refining the limits with respect to options for the Fund to clarify that, subject to its current options percentage limits, the Fund would be able to purchase all types of options, including options on foreign currency, options on foreign securities and options on swaps.

Foreign Options. When conducted outside the United States, options and futures may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Structured Products. The Fund may invest in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk

Morgan Stanley High Yield Fund, Inc.

Revised Investment Policy (cont’d)	December 31, 2007

of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The Fund intends to use interest rate swaps for hedging purposes, to manage the maturity and duration of the Fund, or to gain exposure to a market without directly investing in securities traded in that market.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines

Morgan Stanley High Yield Fund, Inc.

Revised Investment Policy (cont’d)	December 31, 2007

provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Swap Options. The Fund may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Fund. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Fund to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

The Fund may invest in mortgage-related securities, including mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

Morgan Stanley High Yield Fund, Inc.

Revised Investment Policy (cont’d)	December 31, 2007

Mortgage-backed securities. One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Commercial mortgage-backed securities. The Fund may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their

Morgan Stanley High Yield Fund, Inc.

Revised Investment Policy (cont’d)	December 31, 2007

remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or “IO” Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or “PO” Class).

Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters. The Fund may invest in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed- income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Morgan Stanley High Yield Fund, Inc.

Director and Officer Information (unaudited)	December 31, 2007

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006- September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Morgan Stanley High Yield Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley High Yield Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

Morgan Stanley High Yield Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer— Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer— Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Morgan Stanley High Yield Fund, Inc.

Director and Officer Information (cont’d)	December 31, 2007

Executive Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on August 8, 2007.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

Morgan Stanley High Yield Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley High Yield Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

Morgan Stanley High Yield Fund, Inc.

Morgan Stanley Institutional Closed-End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•      We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•      We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•      We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•      We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•      If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley High Yield Fund, Inc.

Morgan Stanley Institutional Closed-End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley High Yield Fund, Inc.

Directors
Michael E. Nugent	J. David Germany
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief
Michael F. Klein	Financial Officer

W. Allen Reed	Carsten Otto
Chief Compliance Officer
Fergus Reid

Officers
Michael E. Nugent	Mary E. Mullin
Chairman of the Board and	Secretary
Director

Ronald E. Robison
President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at  www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2008 Morgan Stanley

CEMSYANN         IU08-00740I-Y12/07

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$52,500		N/A

Non-Audit Fees
Audit-Related Fees	$		$731,800	(2)
Tax Fees	$3,100	(3)	$104,020	(4)
All Other Fees	$		$166,270	(5)
Total Non-Audit Fees	$3,100		$1,002,090

Total	$55,600		$1,002,090

2006

	Registrant		Covered Entities(1)
Audit Fees	$51,000		N/A

Non-Audit Fees
Audit-Related Fees	$		$756,000	(2)
Tax Fees	$3,000	(3)	$79,422	(6)
All Other Fees	$		$531,708	(7)
Total Non-Audit Fees	$3,000		$1,367,130

Total	$54,000		$1,367,130

 N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)   Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities and consulting services for the Van Kampen Funds.

(5)   All Other Fees represent attestation services provided in connection with performance presentation standards.

(6)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities.

(7)   All Other Fees represent attestation services provided in

connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the

Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

POLICY APPROVED MARCH 15, 2007

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A.            Routine Matters.  We generally support routine management proposals. The following are examples of routine management proposals:

•      Approval of financial statements and auditor reports.

•      General updating/corrective amendments to the charter.

•      Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.     Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.     We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.     Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.     We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.     We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.     We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.      We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.     Board independence:  We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.     Board diversity:  We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.     Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.     Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.     Cumulative voting:  We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.     Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.     Director retirement age:  Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.     Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.            Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.            Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.     We generally support the following:

•      Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•      Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•      Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•      Proposals to authorize share repurchase plans.

•      Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Proposals to effect stock splits.

•      Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•      Proposals for higher dividend payouts.

2.     We generally oppose the following (notwithstanding management support):

•      Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•      Proposals to create “blank check” preferred stock.

•      Proposals relating to changes in capitalization by 100% or more.

E.             Takeover Defenses and Shareholder Rights

1.     Shareholder rights plans:  We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.     Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.     Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.     Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F.             Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.            Executive and Director Remuneration.

1.     We generally support the following proposals:

•     Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•     Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•     Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•     Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.    Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.     Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.     Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.     We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.     Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.                 Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.                  Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.            Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.     If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.     If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.     If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.            Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.     Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.     Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

 FUND MANAGEMENT

PORTFOLIO MANAGEMENT.  As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Henry Choi and Steven Kreider, each a Managing Director of the Adviser.

Mr. Choi has been associated with the Adviser in an investment management capacity since December 2007 and joined the team managing the Fund in December 2007.  Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006-October 2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003-

April 2005) and prior to that, he was an analyst at Amaranth Advisors (April 2002-April 2003)..  Mr. Kreider has been associated with the Adviser in an investment management capacity since February 1988 and joined the team managing the Fund in June 2007.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2007.

Mr. Choi managed seven registered investment companies with a total of approximately $825.2 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

 Mr. Kreider managed 42 registered investment companies with a total of approximately $36.8 billion in assets; no pooled investment vehicles other than registered investment companies, and 63 other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $13 billion in assets.  Of these other accounts, three accounts with a total of approximately $1.3 billion had performance based fees.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-  Cash Bonus;

-  Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

-  Investment Management Alignment Plan  (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

-  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

-  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

-  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-  Contribution to the business objectives of the Adviser.

-  The dollar amount of assets managed by the portfolio manager.

-  Market compensation survey research by independent third parties.

-  Other qualitative factors, such as contributions to client objectives.

-  Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of  December 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

Morgan Stanley High Yield Fund, Inc.*

			TOTAL NUMBER OF	MAXIMUM NUMBER
			SHARES PURCHASED	OF SHARES THAT MAY
			AS	YET
			PART OF PUBLICLY	BE PURCHASED UNDER
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	THE PLANS OR
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	PROGRAMS
July	—	—	—	Unlimited
August	—	—	—	Unlimited
September	—	—	—	Unlimited
October	9,730	$5.80	9,730	Unlimited
November	—	—	—	Unlimited
December	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 7/15/2002. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley High Yield Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 15, 2008